                                                                   EXHIBIT 10.27
                                               ---------------------------------
                                               Confidential Treatment Requested
                                               under 17 C.F.R.(S)(S)200.80(b)(4)
                                               200.83 and 230.406
                                               ---------------------------------





                      SITE DEVELOPMENT SERVICES AGREEMENT
                      -----------------------------------

THIS SITE DEVELOPMENT SERVICES AGREEMENT (Agreement") dated as of the 10th day of December, 1997 ("Effective Date"), by and between Triton PCS, Inc., a Delaware limited liability company or its nominee ("Triton") and Entel Technologies, Inc., a Delaware corporation ("Entel").

                                  WITNESSETH:

WHEREAS, Triton desires to engage Entel to perform services related to the development of a personal communication services ("PCS") system (the "System") to serve the Washington, D.C./Richmond/Norfolk, Virginia Major Trading Area (the "Service Area") comprising certain sites of real property which are designated by Triton from time to time through a letter of authorization ("Authorization Letter") and upon which antennae towers, wires, and/or other ancillary PCS equipment shall be located ("Site");

WHEREAS, Triton desires to enter into an arrangement with Entel for certain services, as hereinafter defined, relating to the development of certain portions of the System, to include site acquisition, zoning, and construction management services;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, it is hereby agreed as follows:

1.   RELATIONSHIP OF PARTIES
     -----------------------

          The parties intend by this Agreement to establish an independent contractor relationship. Neither party nor their employees shall be agents or legal representatives of the other party for any purpose, and neither shall have authority to act for, bind, or commit the other party. Entel and Triton agree that this Agreement does not establish a franchise, joint venture, or partnership for any purpose.

2.   REQUIRED SERVICES
     -----------------

     Entel shall be assigned a range of sites between [***] sites ("Base Number") and [***] or more sites ("Maximum Number") to perform site development services ("Site Development Services") for Triton with respect to the System. Entel shall devote such time and resources as are necessary to ensure proper and expeditious completion of its duties hereunder and shall make available to the System the full range of its expertise and experience in constructing wireless systems. Site Development Services shall consist of the services described on Attachment A hereto.

          A.   Entel Deliverables; Reporting; Approval by Triton. Within 10
               -------------------------------------------------
               business days after execution of this Agreement, Triton and Entel shall agree upon and prepare a detailed schedule for the completion of Site Development Services on a site-by-site basis, which schedule shall become Attachment B to this Agreement. The schedule shall contain, at a minimum, milestone dates for completion by Entel of Site Acquisition, Site Zoning, and Site Construction Services (each as defined in Attachment A). This Agreement shall automatically terminate if the parties are unable, after good faith negotiations, to agree to a schedule within the allotted 10 business days; provided, however, in the
                                                     -----------------
               event of such termination, Triton shall pay to Entel all professional fees and out-of-pocket expenses incurred by Entel prior to such termination, which fees shall not exceed $[***]. Following approval of this schedule by Triton, Entel shall, thereafter, for the term of this Agreement, provide Triton with not less than a written weekly report outlining the progress made to attain the schedule previously submitted. Any change in schedule which results in a time extension of one week or greater on an individual site basis shall be clearly noted and the reasons therefore shall be explained in writing. Triton may, at

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

               its sole discretion, agree to a time extension from the detained schedule originally provided. Entel shall attend all project meetings reasonably requested by Triton.

          B.   Payments to Contractors. Triton shall be responsible for making
               -----------------------
               all payments due to contractors and subcontractors selected by Triton to perform services at the Sites. Notwithstanding the foregoing, Triton, at its option, may require Entel to contract directly with all trade contractors and subcontractors for provision of services at the Sites. Should Triton exercise such option, Entel shall be responsible for disbursing funds for payment only to those contractors, subcontractors, material providers, and other service providers engaged by Entel directly. Entel shall present copies of all such invoices relating to construction of the Sites to Triton, and Triton shall then provide Entel reimbursement of such disbursements plus [***] percent ([***]%) within thirty (30) days of Entel's submission of said invoices to Triton.
3.   PERSONNEL
     ---------

          A.   Entel Employees and Agents.  Entel may elect to rely upon its own
               --------------------------
               employees and agents for the performance of services under this Agreement to the extent it, in its sole discretion, deems such action to be necessary or advisable. Triton reserves the right to approve Entel employees and/or contractors assigned to perform services under this Agreement.

          B.   Independent Contractors. Entel may engage independent contractors
               -----------------------
               at Triton's consent to perform Site Development Services. Entel shall be responsible for selecting and contracting such independent contractors.

          C.   Self Dealing. Entel may rely upon its employees in accordance
               ------------
               with Section 3 (B) above and, in addition, it may provide or contract with an affiliate of Entel with Triton's consent at fair market rates in accordance with competitive bids to provide goods or services beyond those which its employees would perform, if it deems the same to be necessary or advisable for construction of the Sites. Entel will not, nor will any of its affiliates, receive any compensation other than as set forth in Section 4 and 6 herein as a result of, arising from, or relating to Site Development Services. If any such compensation would have otherwise been payable, Entel agrees to transfer the benefit of such compensation to Triton.

          D.   Prohibition of Solicitation. During the term of this Agreement,
               ---------------------------
               neither party shall solicit nor accept for employment any employees of the other party without the express written consent of the other party.

4.   COMPENSATION
     ------------

          A.   Reimbursement. Entel's compensation hereunder, as described in
               -------------
               Section 4 (B), shall be inclusive of any and all out-of-pocket expenses, as described in Section 5, incurred by Entel in the performance of its obligations hereunder. Any extraordinary or other expenses which Entel anticipates incurring which are not customarily incurred in the ordinary course of business must be approved by Triton prior to the expenditure in order for Entel to receive reimbursement for such expenditures.

          B.   Milestone Rates.  In consideration for performance of the Site
               ---------------
               Development Services, Triton shall compensate Entel the Milestone Rates set forth below:

                                                      Milestone
                                                      ---------
                        Milestone Services              Rates
                        ------------------              -----
               (i)      Site Survey Milestone           [***]

               (ii)     Lease Milestone                 [***]

               (iii)    Zoning Milestone                [***]

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          (iv) Building Permit Milestone                [***]

          (v)  Construction Commencement Milestone      [***]

          (vi) Construction Completion Milestone        [***]

     C.   Alternative Sites.  In the event Triton elects to withdraw a Site
          -----------------
          assigned to Entel under the Authorization Letter or terminate this Agreement in accordance with Section 8 hereof, Triton shall give Entel notice of such withdrawal, and shall pay Entel [***]% of the installment due for a Milestone Service which has been completed prior to the notice of withdrawal or termination and time and materials for a Milestone Service in process since the last completed Milestone in accordance with the rates set forth in Section 4 (B).

     D.   Additional Services.  In the event Triton desires Entel to perform
          -------------------
          isolated tasks associated with a Site not set forth on Attachment A, Triton shall pay Entel at its standard hourly rates listed on Attachment C.

     E.   Statements.  Entel shall provide Triton with statements showing in
          ----------
          reasonable detail the calculation of Milestone Rates earned during the last calendar month not more than thirty (30) calendar days following the end of each calendar month. The Milestone Rates shall be paid by Triton to Entel within thirty (30) days following such submission of invoices by Entel unless disputed by Triton as provided below.

     F.   Disputes. If Triton disputes the amount of expenses or fees claimed by
          --------
          Entel, Triton shall notify Entel in writing before payment is due, shall include in such notice the factual basis for the dispute, and shall pay when due all amounts not in dispute.

     G. Applicability of Section. Payment shall be due Entel from Triton under the provisions of this Section with respect to all Site Development Services performed by Entel for Triton from and after the Effective Date.

5. NON-REIMBURSABLE COSTS
   -----------------------

   Entel's compensation, described in Section 4 (B), is inclusive of the following out-of-pocket expenses:

     A.   Cellular phones/pagers;
     B.   Cellular/paging service;
     C.   Field expenses for maps, deeds & film development;
     D.   Vehicle expense;
     E. Office equipment, including computers and copiers, if additional copiers are required beyond what is provided at Triton's field offices;
     F. Office vent, if additional space is required beyond what is provided at Triton's field offices
     G.   Office supplies;
     H. Overnight Mail excluding the cost of overnight mail for construction bids;
     I.   Telephone Service;
     J.   Travel and Living expenses; and
     K.   GIS mapping.

6. REIMBURSABLE COSTS
   ------------------

   As described in Section 2(B), Triton, at its option, may require Entel to contract directly with third parties, trade contractors, and subcontractors for provision of services at the Sites. The following expenses shall be considered pass through costs and shall be reimbursed to Entel as additional compensation in accordance with the terms and conditions, as described in
   Section 2(B):

     A. Any and all construction materials used in the construction of the sites;


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

     B. Any and all construction subcontractor cost including, but not limited to, cable and antenna contractors, electricians, and tower erectors;

     C.   Architectural and engineering drawings;

     D.   Azimuth verification surveys;

     E.   Blueprint reproduction;

     F.   Building inspection fees;

     G.   Cable sweeps and other technical tests;

     H.   Purchase price for real estate acquisitions and easement rights;

     I.   All municipal filing, permit, and inspection fees;

     J.   Delivery costs for all materials;

     K.   Engineering services;

     L.   Federal Aviation Administration study and analysis;

     M.   Floodway investigation;

     N.   Independent inspection agencies;

     O.   Legal support and expert witness fees for zoning hearings;

     P. Option fees for leases, lease options, purchase agreements, and purchase agreement options;

     Q.   Overnight mail for construction bids;

     R. Phase I Environmental Study including soil compaction, engineering, and other inspections of the property required or reasonably deemed necessary to provide a thorough due diligence review of the project;

     S. Photo simulations if not available through Entel's in-house capabilities;

     T.   Site survey;

     U.   Soils tests and reports, including geotechnical testing;

     V. Structure loading study and analysis for towers, rooftops, water tanks, billboards and signs, and other similar facilities expected to contain PCS equipment;

     W.   Appraisals, title reports, and title insurance premiums; and

     X.   Tower/foundation design information.



7.  TERM
    ----

    The Agreement shall have an initial term of fifteen (15) months commencing on the Effective Date. The Agreement shall be renewed automatically for additional 1-year-terms unless one party notifies the other party of an intent to cancel the Agreement at the end of its then current term by written notice delivered at least 90 days prior to the end of the then current term.

8.  TERMINATION.
    -----------

     A. In addition to its rights to terminate this Agreement in accordance with Section 2 and Section 14:

             i. Triton may terminate the Agreement upon written notice thereof if there is a material breach of the Agreement by Entel (including, without limitation, Entel's failure to provide either timely or quality Site Development Services); or

             ii. Triton may terminate the Agreement upon written notice thereof if Entel shall: (i) become insolvent; (ii) make an assignment for the benefit of creditors; (iii) file a voluntary bankruptcy petition; (iv) acquiesce to any involuntary bankruptcy petition; (v) be adjudicated bankrupt; or (vi) cease to do business.

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

     B. Entel may terminate the Agreement on 30 days calendar days' written notice in the event of any of the following:

             i. a material breach of the Agreement by Triton, which has not been cured within 30 calendar days of Triton's receipt of written notice of such breach from Entel; or

             ii. Triton shall: (i) become insolvent; (ii) make an assignment for the benefit of creditors; (iii) file a voluntary bankruptcy petition; (iv) acquiesce to any involuntary bankruptcy petition; (v) be adjudicated bankrupt; or (vi) cease to do business.

     C. After receipt of such written notice of termination, but prior to the effective date of such termination, Entel shall continue to perform under the Agreement unless specifically instructed by Triton to discontinue such performance. Entel will be entitled to Milestone Rates payable in accordance with Section 4 hereof, which accrue through the date of discontinuance of performance on the basis of activities preceding the discontinuance of performance.

9.  CONSENT TO JURISDICTION
    -----------------------

    The parties hereby irrevocably (i) submit to the jurisdiction of any Pennsylvania state court or federal court sitting in the Commonwealth of Pennsylvania with respect to any suit, action, or proceeding relating to this Agreement or any related agreement, (ii) waive any objection which they may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum, (iii) waive the right to object that any such court does not have jurisdiction over them, and (iv) consent to the service of process in any such suit, action, or proceeding by the mailing of copies of such process to the parties by certified mail to the addresses indicated in this Agreement or at such other addresses of which the parties shall have received written notice. Nothing herein shall preclude any party from enforcing any judgment obtained in the Commonwealth of Virginia in any other jurisdiction.

10. CONDITIONS, REPRESENTATIONS AND WARRANTIES
    ------------------------------------------

     A.   Representations and Warranties.  The parties represent and warrant to
          ------------------------------
          one another that they have full power and authority to enter into and perform this Agreement and that execution of this Agreement and their performance of their respective obligations hereunder do not and will not violate any agreement between either such party and any third party or any obligation of either such party to any third party, including, without limitation, any non-compete agreement or similar obligation.

     B. Entel warrants that it has complied with all applicable federal, state, and local registration and licensing requirements to enable it to act as an independent contractor under the terms of this Agreement.

     C. Entel has the skill necessary to perform the services required pursuant to this Agreement, and all Site Development Services provided by Entel shall be timely and performed in a professional manner and shall be of a high grade nature and quality, commensurate with that which is customary in the industry.

     D. Each of the employees and subcontractors utilized by Entel for Site Development Services hereunder shall be of the highest professional skill and quality. At any time, Triton has the right to require the removal of any employee or subcontractor utilized or supervised by Entel, at Triton's sole discretion.

     E. Entel shall pay all applicable local, state, and federal withholding and insurance amounts when due and shall comply with all applicable minimum wage requirements with respect to its employees.


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

     F. Entel will during the term of this Agreement maintain insurance policies sufficient to protect its business against all applicable risks. Without limiting the scope of the foregoing, Entel shall maintain: Commercial General Liability coverage in an amount of not less than $1,000,000 per occurrence for bodily injury or death, personal injury, and property damage liability; and for all motor vehicles used by employees during the course of this Agreement, liability and property damage insurance in the amount of $1,000,000. Entel agrees to name Triton as additional insured under the above coverages. Entel will secure and maintain all required insurance for its employees during the term of this Agreement. All subcontractors or other agents hired by Entel under the terms of this Agreement must adhere to the conditions contained in this paragraph, which shall be paid by subcontractor, and Entel shall provide Triton with a copy of said insurance. Entel shall provide Triton with evidence of such insurance prior to commencement of work under this contract and as otherwise reasonably requested by Triton.

     G.   Covenants. The parties covenant and agree to use their best efforts to
          ---------
          cooperate with each other in the performance of their respective obligations under the Agreement and to take no action that will interfere with the performance by the other party of such obligations.

11.  ASSIGNMENT
     ----------

     Assignment to Third Parties.  Triton may freely assign its rights and
     ---------------------------
     obligations hereunder. Except as specifically permitted herein, Entel may not assign or transfer any right, interest, or obligation hereunder to any third party without the express written consent of Triton, such consent not to be unreasonably withheld or delayed; provided, however, Entel may freely
                                             --------  -------
     assign this Agreement to any affiliate of Entel upon written notice to Triton. Any purported assignment in violation of this Section shall be void.

12.  INDEMNIFICATION
     ---------------

       A. Except as a result of Entel's gross negligence or willful misconduct, Triton agrees to defend and indemnify Entel for and hold it harmless from any and all claims, actions, damages, or other liabilities (including reasonable attorneys' fees) incurred by Entel as the result of any act, error, omission, non-performance by negligence, or wrongful act of Triton arising directly out of the performance of this Agreement.

       B. Except as a result of Triton's gross negligence or willful misconduct, Entel agrees to defend and indemnify Triton for and hold it harmless from any and all claims, actions, damages, or other liabilities (including reasonable attorneys' fees) incurred by Triton as the result of any act, error, omission, nonperformance by negligence, or wrongful act of Entel arising directly out of the performance of this Agreement.

13.  MISCELLANEOUS
     -------------

       A. Choice of Law.  The Agreement shall be governed by and construed in
          -------------
          accordance with the laws of the Commonwealth of Pennsylvania, excluding the conflict of law provisions thereof.

       B. Notice.  All notices or other communications hereunder shall be in
          ------
          writing and shall be deemed to have been duly delivered and effective upon receipt if personally delivered, or on mailing if mailed by prepaid overnight express service, addressed to the following (or other addresses as the parties hereto may designate):

            to Triton,
            to:                                     and
            Triton PCS, Inc.                        Triton PCS, Inc.
            Drive, Suite 125                        9211 Arboretum Parkway
            Malvern, PA  19355                      Richmond, VA 23236
            Attn:  President                        Attn: General Manager

            If to Entel,
            to:
            Entel Technologies, Inc.
            1110 North Glebe Road, Suite 850
            Arlington, VA  22201
            Attn.: Chief Financial Officer

     C.   Entire Agreement.  This Agreement constitutes the entire agreement of
          ----------------
          the parties with respect to the subject matters addressed, and shall supersede any and all prior negotiations, understandings, and agreements with respect hereto.

     D.   Modification.  This Agreement may be amended only by a written
          ------------
          instrument executed by an officer or authorized representative of each of the parties.

     E.   Binding Effect. The Agreement shall be binding upon and enforceable by
          --------------
          and inure to the benefit of the successors, assigns, and transferees of the parties.

     F.   Further Assurance.  The parties shall execute and deliver such further
          -----------------
          instruments and perform such further acts as may reasonably be required to carry out the intent and purposes of this Agreement.

     G.   Severability. In case any term of this Agreement shall be held
          ------------
          invalid, illegal, or unenforceable in whole or in part, neither the validity of the remaining part of such term nor the validity of the remaining terms of this Agreement shall in any way be affected thereby.

     H.   Headings.  All section and paragraph titles or captions contained in
          --------
          this Agreement are for convenience only and shall not be deemed part of the text of this Agreement.

     I.   Pronouns.  All pronouns and any variations thereof shall be deemed to
          --------
          refer to the masculine, feminine, neuter, singular, or plural as the context may require.

     J.   Counterparts.  This Agreement may be signed in any number of
          ------------
          counterparts, each of which shall be considered an original and all of which taken together shall constitute one and the same instrument.

     K.   Waiver. The failure of either party to insist upon strict performance
          ------
          of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such party's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

     L.   Confidentiality. In order to permit Entel to perform its obligations
          ---------------
          hereunder, Triton may from time to time disclose to Entel confidential or proprietary information of Triton ("Confidential Information"). Entel shall use all Confidential Information solely for the purpose of performing its obligations to Triton under this Agreement, and shall keep confidential and not disclose to any other person, other than employees or agents of Entel who agree to be bound by an equivalent undertaking, any Confidential Information. The foregoing restrictions shall not apply to any Confidential Information:

               i. which is made public by Triton or which otherwise is or hereafter becomes part of the public domain through no wrongful act, fault, or negligence on the part of Entel;


               ii. which Entel can reasonably demonstrate is already in Entel's possession and not subject to an existing agreement of confidentiality;

               iii. which is received from a third party without restriction and without breach of an agreement with Triton;

               iv. which is independently developed by Entel as evidenced by its records; or

               v. which Entel is required to disclose pursuant to a valid order of a court or other governmental body or any political subdivision hereof; provided, however, that, to the extent that it may lawfully do so, Entel shall first have given notice to Triton and given Triton a reasonable opportunity to interpose an objection or obtain a protective order requiring that the Confidential Information so disclosed be used only for the purposes for which the order was issued.

14.  EFFECTIVE DATE

     Notwithstanding anything herein to the contrary, Triton shall have the right to terminate this Agreement upon written notice to Entel if Triton has not acquired the PCS Licenses for the Service Area from AT&T provided,
                                                                      --------
     however, that if Triton fails to obtain such PCS Licenses for the Service
     -------
     Area from AT&T, then Triton shall pay to Entel all professional fees and out-of-pocket expenses incurred by Entel, in accordance with the payment terms under Section 4, prior to Entel's receipt of notification from Triton of Triton's failure to obtain the PCS Licenses.


IN WITNESS WHEREOF, this Agreement has been duly executed as of the Effective Date.

TRITON PCS, INC.                            ENTEL TECHNOLOGIES, INC.

By:  /s/ Steven R. Skinner                  By:  /s/ John T. Vento
     -------------------------------             --------------------------

Name:     Steven R. Skinner                 Name:     John T. Vento
       -----------------------------               ------------------------

Its:     President                          Its:     President
      ------------------------------              -------------------------

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                                 ATTACHMENT A
                                 ------------
                                 Scope of Work

SERVICES: To enable Triton to develop, deploy, and deliver its PCS network, Entel has been engaged to perform various Site Development Services as more specifically described in the Attachments to this Attachment A ("Services").

     Work Item                       Attachment
     ----------                      ----------
     Pre-zoning                      A-1
     Pre-Design                      A-2
     Site Selection                  A-3
     Site Acquisition                A-4
     Site Survey                     A-5
     Zoning                          A-6
     Building Permit                 A-7
     Phase One/NEPA
     Environmental Screening         A-8
     Project Reporting               A-9
     Geotechnical Report             A-10
     FAA Survey                      A-11
     Construction Management         A-12
     Project Management              A-13
     Materials Management            A-14

DEFINITIONS: For purposes of this Agreement, the following words will have the following meanings:

"Building Permit Milestone" means completing to the reasonable satisfaction of Triton all Building Permit Services described in Attachment A-7.

"Deliverables" mean any items or work product arising from the performance of Entel's Services under this Agreement and delivered to Entel, including letters of intent, leases, purchase agreements, zoning authorizations, building permits, soil, environmental,, title and site reports and studies, drawings, status reports and similar data, as are to be provided by Entel under this Agreement.

"PCS" Equipment means Triton's towers, antennas, and related equipment necessary to deploy and deliver PCS from Sites in the MTA/BTA covered by this Agreement.

"RF" means Wireless Facilities, Inc.

"Construction Commencement Milestone" means completing all Phase One/NEPA
  Environmental Project Reporting, Geotechnical Reports and FAA Survey services described in Attachments A-8 through A-11.

"Construction Completion Milestone" means completing all Construction
  Management, Project Management Services and Materials Management set forth in Attachments A-12 through A-14.

"Lease Milestone" means completing all Site Selection and Site Acquisition services set forth in Attachments A-3 through A-4.

"Site Survey Milestone" means completing all Pre-Zoning and Pre-Design services set forth in Attachments A-1 through A-2.

"Zoning Milestone" means completing all Site Survey and Zoning Services set forth in Attachments A-6 through A-7.

                             Work Order Pursuant To
                    Microwave Relocation Services Agreement
             Between Triton PCS, Inc. and Entel Technologies, Inc.


WORK ORDER NO.:  8

Triton PCS, Inc. ("Triton") hereby requests that Entel Technologies, Inc. ("Entel") provide the microwave engineering services (the "Services") set forth below, pursuant to the Microwave Relocation Services Agreement (the "Agreement") dated February 11, 1998, between Triton and Entel according to the following terms:

1. BTA Assignment:
   The engineering services requested in this work order involve microwave paths identified in the spectrum sharing studies associated with Work Orders #3 and #6. However, paths that were also identified in the spectrum sharing studies associated with Work Order #1 are excluded from this list.

2. Assigned Services:
   Entel shall perform Microwave Relocation Services Phase I, Market Relocation Analysis for the [***] microwave paths listed on Attachment A to this Work Order.

3. Compensation:
   Triton shall compensate Entel in accordance with the pricing terms included in the Microwave Relocation Services Agreement as listed in Attachment A.

4. Payment Schedule:
   Triton shall compensate Entel in accordance with the payment schedule set forth in Exhibit II of the Agreement.

5. Pass Through Expenses:
   [***] in completing the services requested in this work order.

6. Commencement of Services:

   Entel shall commence performance of the Services immediately upon full execution of this Work Order.

7. Incorporation of Work Order:
   This Work Order shall be appended to the Agreement and is incorporated therein by reference. All of the terms and conditions of the Agreement shall apply to the provision of Services hereunder; however, in case of conflict, the terms of this Work Order shall govern.


TRITON PCS, INC.                       ENTEL TECHNOLOGIES, INC.

/s/ Shekhar Deshpande                  /s/ Mark W. Carter
----------------------------------     -----------------------------------------

Shekhar Deshpande                      Mark W. Carter
----------------------------------     -----------------------------------------
Print Name                             Print Name

VP - Engineering     4/19/99           Director - Fixed Network Eng.     4/16/99
----------------------------------     -----------------------------------------
Title                  Date            Title                                Date

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                                ATTACHMENT A-2
                                --------------
                                  Pre-Design

1. Entel will identify and catalog all potential sites available to Triton from site providers that previously leased space to an Entel client or expressed an interest in leasing space to Entel ("Friendly Sites").

                                ATTACHMENT A-3
                                --------------
                                Site Selection

1. RF will issue a search ring based on its preliminary design (such design will consider Friendly Sites).
2. RF will deliver search rings to Triton, which will then issue search rings to Entel.
3. Entel must [***] to [***]. If Entel [***].
4. Entel will identify [***] potential candidates for each search ring within [***] after receipt of the search ring from Triton. Entel shall have an additional [***] to identify potential candidates for additional search rings if Triton has delivered more than [***] search rings to Entel within a calendar week. If [***] such candidates are not available, Entel will furnish to Triton a written explanation of Entel's reason(s) why unavailable.
5. Triton will approve or reject candidates or re-design a search ring at Triton's option.
6. Entel will utilize necessary resources to comply with Triton's established scheduled time lines in accordance with Section 6 of the Agreement.
7. Entel will provide search ring reports containing the following minimum information:

     A.  BTA
     B.  Site name
     C.  Acquisition Agent
     D.  GPS coordinates
     E.  Site locale
     F.  Site address or exact location if address unavailable
     G. 4 photos taken from site (photos should be taken for a 360 orientation for a rooftop site)
     H.  4 photos taken of the site
     I.  Name of site owner and manager and address (if applicable)
     J.  Lessor's name and address
     K.  Proposed monthly lease rate/purchase price/term
     L. Physical data (overall structure height, height(s) available to mount antennas, space available for Triton's electronic equipment, distance for coax from antennas to equipment, tower manufacturer and type, primary use of structure, etc.) Additional specifics will be required as needed by Triton.
     M. Presence of transmitters, receivers, or antennas visible in the area including operating frequencies, photographs
     N.  Indicate if space available is/has:

         .  clean                     .  24 hrs/7-day access
         .  phone circuits            .  elevator to equipment room
         .  ventilation               .  adjacent or nearby man-made or natural
                                         obstructions
         .  loading dock              .  transmitter shelter area - provide
                                         drawings
         .  pest infestation          .  describe exact dimensions and locations
         .  air conditioning          .  electrical service available
         .  emergency power           .  map with street level detail showing
                                         site location
         .  moisture/water            .  additional information to assist with
                                         site evaluation

* Confidential Treatment Requested

                                ATTACHMENT A-4
                                --------------
                               Site Acquisition

Entel shall coordinate closely all site acquisition work with any Third Party.

1. If the site is to be acquired by lease, Entel will be responsible for securing proper execution by the site owner/landlord of the appropriate form of lease with respect to each proposed site. Entel must [***] to [***] to [***] and will use [***]. Entel will also use [***].

2. Due diligence with respect to title of all sites to be acquired by Triton (by lease, purchase, or otherwise) shall be performed at the option of Triton as follows:

     a. acquire an ownership and encumbrance report ("O&E Report") from a nationally known title insurance company satisfactory to Triton which sets forth the same information as required for an ALTA title insurance policy described below relating to the proposed site (to the extent ascertainable by the title company);

     b. acquire an ALTA title insurance policy on ground leases, insuring that Triton is the owner of the leasehold estate created by the lease covering the site in question, such policy to be issued by a nationally recognized title insurance company acceptable to Triton and to be in such amount and to contain such exceptions to title as are satisfactory to Triton in Triton's sole discretion, and in this regard the title insurance requirements to be followed by Entel with respect to the insuring of the leasehold shall be substantially the same as the title insurance requirements set forth in this Scope of Work for purchase of sites below ;

     c. perform or coordinate with the subcontractor or third party (`Third Party") to ensure that all applicable due diligence tests and studies have been performed prior to Triton executing the lease to determine to Triton's reasonable satisfaction that the proposed site is suitable for Triton's intended use of it, including, but not limited to:

             . soil suitability and compaction testing in accordance with Attachments A-10 and A-11with respect to ground lease sites and vacant land sites only; and

             . an asbestos survey with respect to sites where Triton's electronic equipment will be located on or in existing improvements constructed prior to 1980, and

             . a Phase I environmental assessment with respect to ground lease sites, switch sites, and vacant land sites.

          In addition, the following tasks shall be performed and confirmed in writing by Entel, or Entel shall coordinate with a Third Party to perform and confirm in writing:

             .   legal access to the site;

             . adequate utility service available to the site consistent with specifications provided by Triton to Entel;

             . necessary building permits or other required governmental approvals relating to the construction and installation of Triton's equipment or other improvements at the site;

             . no easements, conditions, restrictions, liens, or other matters exist of record which negatively impact Triton's ability to use the site for its intended purposes, and that there are no delinquent taxes or assessments;

* Confidential Treatment Requested

                                ATTACHMENT A-4
                                --------------
                               Site Acquisition

                                  (continued)

             . proper zoning for Triton's intended use or whether a zoning change or variance will be necessary;

             . detailed construction drawings and plans and specifications for all improvements to be constructed or located upon the site obtained by Entel;

             . resolutions or other appropriate authorizations or consents pertaining to the due execution and delivery of the lease in question by the lessor/owner of the site.

     e.   If the site is to be acquired by purchase, Entel shall additionally

             . complete all due diligence items to Triton's reasonable satisfaction which are conditions to Triton's purchase of a site as set forth in a purchase agreement (which is to be substantially in the form provided by Triton to Entel), including, without limitation, all requirements and conditions pertaining to title insurance, survey matters, soil testing, environmental compliance, governmental authorizations and approvals relating to the development of the site for Triton's intended use of it, the availability of adequate utility service and legal access to the site, and any other matters permitted by the terms and provisions of a purchase agreement to enable Triton to reasonably determine whether the site is suitable for Triton's intended use of it;

             . collect from the seller of the site for delivery to Triton all documents, surveys, drawings, and other information pertaining to the site which the seller is required to deliver to Triton pursuant to the terms of a purchase agreement;

             . provide preliminary closing statement figures to Triton with respect to the purchase of the site not less than ten (10) days prior to the projected closing date; and

             . assure that all requirements of the title company with respect to the issuance of its policy of owner's title insurance are satisfied prior to the closing date to the extent feasible, but if Triton completes the purchase of a site with outstanding title requirements unsatisfied, and Entel has so advised Triton in writing thereof, then Entel has no liability or responsibility to Triton with respect to any such unsatisfied requirement.

                                ATTACHMENT A-5
                                --------------
                                  SITE SURVEY

1. Entel will obtain and deliver to Triton an ALTA/ACSM minimum standards survey with such additional items as may be required by Triton, certified by a licensed surveyor, and site plan/architectural drawings required by local zoning authorities. (Entel may subcontract this work locally.) Survey drawings shall include, without limitation:

            a. site name and number;

            b. legal description of parcel, access road easement and utility easement;

            c. relationship of site parcel to adjacent property boundaries by distance and direction;

            d. site parcel and adjacent parcels by map and parcel number, by deed book and page, and by ownership;

            e. name, telephone number, and address of surveyor and office contact;

            f. the location of all matters described in recorded instruments affecting the site if capable of being shown on a survey;

            g. results of flood plain determination.

2. Entel will secure and deliver to Triton any required survey plats, mylars, exemption plats, or other survey documents required along with any required signatures.

                                ATTACHMENT A-6
                                --------------
                                    ZONING

1. Entel will prepare and submit all zoning applications and appeals with required drawings and other related materials and it will obtain any required zoning approval.

2. Entel will attend all required hearings and represent Triton at Triton's request.

3. Entel will determine needed compliance with any subdivision regulations for purchased sites.

4. Entel will involve legal counsel only in zoning situations in which Triton agrees legal representation is warranted.

5. Entel will provide staffing, at its expense, and the necessary associated equipment to scan photographs into a document format. If further enhancement is required to create special presentation quality materials for a landlord or zoning approval, Triton agrees to the use of a Third Party at its specific approval and expense.

                                ATTACHMENT A-7
                                --------------
                                BUILDING PERMIT

1. Entel shall apply for, coordinate/track, and obtain building permit.

                                ATTACHMENT A-8
                                --------------
                    PHASE ONE/NEPA ENVIRONMENTAL SCREENING

Within a reasonable period after Triton has approved a primary site candidate for a search ring:

1. Entel agrees that within its scope of work shall be included a comprehensive investigation and completion of NEPA checklist for all actual or potential federal, state, local, or other jurisdictional environmental requirements, including, but not limited to, the SARA Title II and Federal Communications Commission regulations regarding Environmental Assessments (e.g., FCC Rules on Environmental Impact, 47 C.F.R. 1.11307) referred to as "Environmental Screening." Triton shall complete, execute, and submit a fully executed original NEPA Checklist for each site. The NEPA Checklist shall be in the form acceptable to Triton and shall include, without limitation, whether a proposed site:

     a   is located in an officially designated wilderness area;
     b   is located in a designated wilderness preserve;
     c   may affect threatened or endangered species or their habitats;
     d   may affect sites listed on the National Register of Historic Places;
     e   may affect Indian religious sites;
     f   is located in a flood plain;
     g   may involve a significant change in surface features;
     h whether an antenna tower to be equipped with high intensity white light would be located in a residential neighborhood.

2. Entel agrees that it shall engage an environmental consultant to perform a Phase One Environmental Assessment ("Phase One") in accordance with Triton standards. The results of such assessment shall be delivered to Triton in writing.

3. At Triton's option, Entel will coordinate activities required to complete the Environmental Screening requirement on radio frequency emissions to determine whether the proposed facilities are located where an operator or transmitter would cause human exposure to levels of radio frequency radiation in excess of the limits specified in Subsections 1.1310 and 2.1093, 47 C.F.R. (Applications to the FCC for construction permits, licenses to transmit or renewals thereof, equipment authorizations, or modifications in existing facilities must contain a statement confirming compliance with the radio frequency limits unless the facility, operation, or transmitter is categorically excluded as discussed in Subsection 1.1307. Technical information showing the basis for this statement must be submitted to the FCC upon request.) This particular Environmental Screening requirement shall be sufficient to uncover the impact or potential impact of any such jurisdictional requirements, including, but not limited to, regulatory filings, hearings, approvals and/or fees, site sampling, testing, or relocation of the site requirements.

4. Entel agrees that the results of any and all Environmental Screening and Phase One performed Third Party shall be reported to Triton. Entel acknowledges that the timely reporting of such information may influence the site acquisition decision, and Entel shall pro-actively work in good faith with Triton to arrive at the optimal site acquisition decision in light of such information. Entel agrees to seek indemnification for Triton from the Third Party for any costs, including reasonable attorneys' fees associated with any environmental remediation, fine, or other penalty imposed on Triton as the direct or indirect result of Third Party's failure to detect such impact or requirement as described in this Attachment A-8. Should Entel not obtain this indemnification for Triton in the Entel/Third Party agreement, Entel agrees to indemnify Triton for any costs, including reasonable attorneys' fees associated with any environmental remediation, fine, or other penalty imposed on Triton as the direct or indirect result of Third Party's failure to detect such impact or requirement as described in this Agreement.

                                Attachment A-9
                                --------------

                               Project Reporting

1. Entel will provide Triton with weekly reports showing project status. This status report will be put into a format acceptable to Triton. Report information will be transmitted to Triton via electronic means. Each status report must include all the following items. Next to each task must be included the date it was completed or the expected date of completion.

          a    BTA name
          b    Cell name
          c    Grid ID
          d    Site ID
          e    Acquisition received search ring
          f    Search area report delivered to RF
          g    Site approved by RF, Entel & Triton
          h    Draft lease/option delivered to Triton
          i    Legal review of lease/option complete
          j    Lease execution
          k    Lease memo recorded
          l    Loading study complete
          m    Survey and site plan complete
          n    Soil borings complete
          o    Flood way investigation complete
          P    Lien and title insurance complete
          q    Phase I NEPA checklist complete
          r    Zoning approved
          s    Building permit obtained
          t    Property closed
          u    Site released to construction
          v    FAA approval
          w    Construction started
          x    Construction completed
          y    Summary report of number of sites at each above stage by
               completion

2. Additional items to report may be added to the above list as reasonably determined necessary by Triton.

                                Attachment A-10
                                ---------------

1. Entel will use Third Party to obtain geotechnical report for applicable land sites. Geotechnical report shall be completed in accordance with Triton standards and laws of any applicable jurisdiction.

                                Attachment A-11
                                ---------------

1. FAA Surveys are to be coordinated and tracked by RF, except as otherwise specified by Triton.

                                Attachment A-12
                                ---------------

                            Construction Management

y)   Pre-Construction Planning

     In support of the pre-construction planning requirements, Entel will complete the following activities:

     10. Receive in a recordable form a Memorandum of Lease and any Subordination and Non-Disturbance Agreements for signature by applicable parties, substantially in forms provided to Entel by Triton.

     20. Conduct construction feasibility assessments with all applicable subcontractors to assess construction costs, identify potential problems, and develop the most efficient design for each of Triton's sites. Coordinate the production and review of all construction drawings to ensure compliance with Triton's specifications and requirements.

     30. Coordinate and manage new service requests, field surveys, and the installation of power and telephone service to ensure that new utility service is supplied on time and in compliance with Triton's specifications. Act as a liaison with local building jurisdictions to ensure that construction permits are expedited and that questions are answered or additional information is provided as required.

     40. Qualify and select Construction Subcontractors. Develop and deliver request for quotation packages and systematically evaluate the responses. Each subcontractor is required to participate in a thorough qualification process during which Entel will ensure that each is fully insured and has obtained all required local, state, and federal licenses and certifications. Review safety programs and records, references, and the financial viability of all subcontractors. Coordinate subcontractor's selection activities with Triton.

     50 At Triton's request and additional expense (i) procure materials and supplies from wireless industry suppliers and manufacturer and (ii) implement a customized inventory management system, designed to effectively control material orders and their distribution.

     60. Develop a Master Construction Plan that includes a detailed schedule for each of Triton's sites. Entel shall continuously monitor and update to ensure compliance with project milestones.

6.   Construction Execution

     In support of construction execution, Entel will:

     10. Conduct pre-construction meetings with subcontractors, property managers, and utility service providers to ensure that construction objectives, property owner concerns, and site-specific requirements are understood and agreed upon by all parties involved in the buildout of Triton's network.

     20. Provide on-site supervision of all construction activities to minimize disruption to property owners and to ensure adherence to construction specifications and standards, and complete construction in compliance with Triton's construction schedule.

2.   Quality Assurance

     As part of its quality assurance services, Entel will:

     1. Conduct a thorough quality assurance inspection upon completion of each site, ensuring that each of Triton's punch list items is resolved within 48 hours.

     2. Coordinate and attend site inspections with all local building department representatives.

     3. Prepare detailed as-built drawings that accurately reflect the installation at each site.

     4. Close out each site by compiling and providing Triton with a comprehensive site completion package. This package will create an historical record of everything related to the construction of the site and includes, without limitation, site identification data, construction permit documentation, material reconciliation construction test results, site photographs, and as-built drawings.

                                Attachment A-13
                                ---------------
                              Project Management

Entel will provide the following services:

1. Develop and implement a thorough deployment plan which tracks all activities associated with site acquisition and construction management for each site. The deployment plan will clearly articulate schedule dependencies and critical path elements, identify the allocation of resources, and update regularly to reflect the actual deployment.

2. Implement a quality assurance program which ensures that all activities are performed to the highest quality standards.

3. Utilize a comprehensive cost accounting system which will include, at a minimum, procedures for conducting financial transactions, financial tracking and management, and comprehensive financial reporting.

3. Implement comprehensive reporting mechanisms so that detailed site progress is tracked on a daily basis and complete reports are provided when required by Triton.

5. Implement a comprehensive filing system which ensures that all relevant site information is organized and available. Utilize electronic means whenever possible.

6. Manage and coordinate interactions between site acquisition and site construction. Ensure that both formal and informal communications between these Milestone Services are effective and in the best interests of Triton. Manage and coordinate interactions among site acquisition and construction management and other disciplines involved in the system deployment (e.g., RF engineering, network engineering, marketing). Ensure that both formal and informal communications among these disciplines are effective and in the interest of Triton.

                                ATTACHMENT A-14
                                ---------------
                             MATERIALS MANAGEMENT

Entel will provide the following services:

1. Provide Procurement Coordinator(s) at the Triton Project office that will be responsible for all material take-offs, ordering, tracking, coordination of deliveries, and processing of invoices for all material related to the construction of the sites. Triton will order the radio equipment.

2. Use primary vendor(s), selected by Triton, to order all standard material for the construction of the sites.

3. Obtain no less than [***] bids from manufacturers of custom and additional items such as electrical, masonry and roofing materials and miscellaneous hardware.

4.  Develop detailed bills of material for each site.


5. Present the bills of materials to Triton for review, approval and issuance of a purchase order.

6. Place the order with the supplier using the purchase order generated by Triton.

7. Track the status of the order using both the suppliers material management system and internal project scheduling.

8. Coordinate the time and place for the delivery of material among all parties and schedule appropriate personnel and equipment needed to accept the shipment.

9. Manage back-up material stock, provided by the vendor at a location designated by triton.

10. Ensure that adequate security measures are taken to prevent the loss of materials once they are delivered to the site.

11. Accept and verify the shipments by comparing the original order and the packing slip.

12. Accept, compile and maintain all packing slips (or other form of verification), invoices and other related documents.

13. Review and approve all material invoices for submittal to triton in site invoice packages that include the invoice, a copy of the purchase order and packing slips or other form of verification for final approval and payment by Triton.

14. Provide in the Completed Site Package a form detailing the types and quantities of materials used on the site.

* Confidential Treatment Requested

                                 Attachment B
                                 ------------

                                    to the
                                    ------

                      Site Development Services Agreement
                      -----------------------------------

                                    Between
                                    -------

                  TRITON PCS, INC. & ENTEL TECHNOLOGIES, INC.
                  -------------------------------------------

-------------------------------------------------------------------------------------------------------------
 DATE
SEARCH       Cell Id #                  Estimated Milestone Completion Dates
 RING                                       For Site Development Services
ISSUED       Cell Name       --------------------------------------------------------------------------------
                              Site           ZONING     BUILDING    CONSTRUCTION    CONSTRUCTION
                             Survey  Lease               PERMIT        START         COMPLETION
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

   42        TOTAL SITES
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

    AGREED & ACCEPTED:

    Triton PCS, Inc.

    By:  ____________________________________

    Its:  ___________________________________

    Date: ___________________________________

                                Attachment B-1
                                --------------
                         Critical Dependency Schedule

Recognizing the benefits to both parties that Entel satisfy the Site Development Services Schedule of Attachment B, Triton and Entel agree to exert all commercially reasonable efforts to meet the Critical Dependency Schedule set forth below. Notwithstanding the above, Entel agrees that the Critical Dependency Schedule is non-binding to Triton and its purpose is to illustrate ideal response time. Entel further agrees that any failure to meet the Site Development Services Schedule of Attachment B cannot be overlooked simply by Triton's failure to meet the Critical Dependency Schedule, as set forth in this Attachment B-1, unless Triton's failure is frequent and significantly delinquent.

For purposes of this Critical Dependency Schedule, "Site agreement" means an option to lease or purchase a Site from a site Owner, or a lease for a Site from a Site Owner entitling Triton to accept such lease under the terms and conditions negotiated and approved by Triton and/or to terminate such lease under the termination provisions of such lease.

Item                                                Time Frame
                                                    (in business days)
a)  Triton to provide Entel with Triton's           [***] after Entel completes Pre-Design in section 2
 preliminary acceptance or rejection of Friendly    of Scope of Work; if more than [***] friendly Sites
 Sites as identified by Entel under Attachment A-2  are identified to Triton by Entel in any [***]
                                                    period, Triton shall have an additional [***] to
                                                    provide Entel with Triton's preliminary approval or
                                                    rejection of each friendly Site exceeding [***],
                                                    and [***] additional days for any exceeding [***]
                                                    in such period.

b)  Triton to provide Entel with Triton's           [***] after delivery of Site information to Triton
 preliminary acceptance or rejection of search      by Entel ([***] if Triton considers it appropriate
 ring Sites identified by Entel under Attachment    to radio-test the Site, with such [***] days to
 A-2                                                begin after access to Site is available); if more
                                                    than [***] friendly Sites are identified to Triton
                                                    by Entel in any [***] period, Triton shall have an
                                                    additional [***] days to provide Entel with
                                                    Triton's preliminary  approval or rejection of each
                                                    friendly Site exceeding [***], and [***] additional
                                                    days for any exceeding [***] in such period.

c)  Triton to redesign search ring or area where    [***] days after request to do so by Entel.
 no suitable Sites found (unless redesign is
 impracticable, in which case Triton shall so
 advise Entel that no redesign is necessary)

* Confidential Treatment Requested

Item                                                Time Frame
                                                    (in business days)
d)  As each Site is preliminary accepted by         [***] days after receipt of site agreement terms of
 Triton, Triton to communicate to Entel its         Site Owner (if more than [***] site agreements are
 (Triton's) comments/revisions, if any, to Site     received by Triton in any [***]-day period, Triton
 Owner's conditions for site agreement(s) for Site  shall have an additional [***] days to communicate its comments to Entel for each site agreement
                                                    received in such period exceeding [***], and [***]
                                                    additional days for any exceeding [***] in such
                                                    period).

e)  * As to site agreements finally satisfactory    [***]days after submission to Triton by Entel of
 to Triton and Site Owner, Triton to execute site   site agreements (for each site agreement requiring
 agreements (with intention of parties that Entel   an initial or upfront payment exceeding [***],
 will then commence in full its due diligent        Triton has a total of [***] days to obtain its
 services as set forth in Attachments A-1 through   execution).
 A-8, or sooner if requested by Triton) and
 Triton may also perform due diligence to
 ascertain Site feasibility, etc. and at any time
 Triton determines Site is not feasible, Triton
 may terminate any such site agreement, and such
 site will not be deemed an acquired Site.

f)  * Triton to give Entel all of Triton's          [***] days after submission to Triton by Entel of
 objections/comments on title report for Site       title report (if more than [***] title reports are
                                                    received by Triton in any [***]day period, Triton
                                                    shall have an additional [***] days to give
                                                    objections/comments on each report exceeding [***]).

g)  * Triton to give Entel documents needed to      [***] days after Entel provides Triton with
 cure title objections for Site (or notice that     objection.
 no documents are satisfactory to Triton for
 curing such objections)

* Confidential Treatment Requested

Item                                                Time Frame
                                                    (in business days)
h)  Triton to give Entel approval or disapproval    [***] days (as to subcontractors and Triton by
 (and reasons for purchase orders/bids submitted    Entel upon or within [***] days after execution by
 to disapproval) of subcontractors of Entel and     Triton of this Agreement), and [***] days (as to
 purchase orders or bids obtained from time to      subcontractors and purchase orders/bids submitted
 time by Entel                                      to Triton by Entel anytime [***] or more days after
                                                    Triton's execution).

i)  i.  Triton shall provide Entel all              [***] days after initial term commences.
 "General Forms" defined and     listed on
 Attachment G hereto

j)  Triton shall provide Entel with description     [***] days after initial term commences.
 of not less than 80% of Triton's desired initial
 MTA coverage objective

k)  Triton shall provide Entel with a description   [***] days after initial term commences.
 of the balance of Triton's desired initial MTA
 coverage objective

l)  Triton shall provide Entel with general         [***] days after execution of this Agreement.
 physical equipment specifications

m)  Triton to provide to Entel all pertinent Site   [***] days after Entel's request for such
 building permit information involving vendors      information, and provided Triton has determined
 that Entel does not have direct control over       such Site is practical for Triton's effective
                                                    delivery of PCS from such  site. practical for
                                                    Triton's effective delivery of PCS from such Site.

The foregoing Time Frame(s) is on a [***] for [***].

* Confidential Treatment Requested

                                 Attachment C
                                 ------------
                         Triton Standard Hourly Rates

Position                                                 Hourly Rate
--------                                                 -----------
Corporate Staff
---------------
          Chief Executive Officer                          $ [***]
          President                                        $ [***]
          Account Manager                                  $ [***]
          Program Management Specialist                    $ [***]
          Office Manager                                   $ [***]
          Account Clerk                                    $ [***]


Site Acquisition Staff
----------------------
          Project Manager                                  $ [***]
          Site Acquisition Team Leader                     $ [***]
          Site Acquisition Specialist                      $ [***]
          Site Acquisition Project Coordinator             $ [***]
          Zoning Manager                                   $ [***]
          Legal Assistant                                  $ [***]
          Database Administrator                           $ [***]
          SA Administrative Assistant                      $ [***]


Construction Staff
------------------
          Construction Manager                             $ [***]
          Construction Supervisor                          $ [***]
          Construction Project Coordinator                 $ [***]
          Utility Permit Coordinator                       $ [***]
          CM Administrative Assistant                      $ [***]

* Confidential Treatment Requested